Warburg Pincus & Co.
Ness Technologies, Inc. (NSTC)
May 19, 2006

                                  Exhibit 99.1
                               Continuation Sheet

1.    Name:    Warburg, Pincus Equity Partners, L.P.
      Address: 466 Lexington Avenue
               New York, New York 10017

2.    Name:    Warburg, Pincus Ventures International, L.P.
      Address: 466 LexingtonAvenue
               New York, New York 10017

3.    Name:    Warburg, Pincus Ventures, L.P.
      Address: 466 Lexington Avenue
               New York, New York 10017

4.    Name:    Warburg Pincus LLC (Manager of WPEP, WPVI and WPV)
      Address: 466 Lexington Avenue
               New York, New York 10017

5.    Name:    Warburg Pincus Partners LLC
      Address: 466 Lexington Avenue
               New York, New York 10017


Designated Filer: Warburg Pincus & Co.
Issuer & Ticker Symbol: Ness Technologies, Inc. (NSTC)
Date of Event Requiring Statement: May 17, 2006


Note (1): The stockholders are Warburg, Pincus Equity Partners, L.P., a Delaware limited partnership, including two affiliated partnerships ("WPEP"), Warburg, Pincus Ventures International, L.P., a Bermuda limited partnership ("WPVI") and Warburg, Pincus Ventures, L.P., a Delaware limited partnership ("WPV"). Warburg Pincus Partners LLC, a New York limited liability company ("WP Partners"), is the sole general partner of each of WPEP, WPVI and WPV. Warburg Pincus & Co., a New York general partnership ("WP") is the managing member of WP Partners. Warburg Pincus LLC, a New York limited liability company ("WP LLC," and together with WPEP, WPVI, WPV, WP Partners and WP, the "Warburg Pincus Entities") manages each of WPEP, WPVI and WPV. Charles R. Kaye and Joseph P. Landy are Managing General Partners of WP and Managing Members and Co-Presidents of WP LLC and may be deemed to control the Warburg Pincus Entities. By reason of the provisions of Rule 16a-1 of the Securities Exchange Act of 1934, as amended, the Warburg Pincus Entities may be deemed to be the beneficial owners of the shares of Common Stock (the "Shares"). Each of the Warburg Pincus Entities disclaims beneficial ownership of any of the Shares owned of record by any other Warburg Pincus Entity, except to the extent of any indirect pecuniary interest therein. The address of each Warburg Pincus Entity is c/o Warburg Pincus & Co., 466 Lexington Avenue, New York, NY 10017.

Note (2): On May 17, 2006, WPEP and WPVI distributed an aggregate of 1,199,991 shares of Common Stock to their partners.

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Warburg Pincus & Co.
Ness Technologies, Inc. (NSTC)
May 19, 2006


                                 WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                 By:  Warburg Pincus Partners LLC, as General
                                      Partner

                                 By:  Warburg Pincus & Co., its Managing Member


                                 By:   /s/ Scott A. Arenare
                                      ------------------------  Date: 5/19/06
                                      Name:  Scott A. Arenare
                                      Title: Partner



                                 WARBURG, PINCUS VENTURES INTERNATIONAL, L.P.

                                 By:  Warburg Pincus Partners LLC, as General
                                      Partner

                                 By:  Warburg Pincus & Co., its Managing Member


                                 By:   /s/ Scott A. Arenare
                                      ------------------------  Date: 5/19/06
                                      Name:  Scott A. Arenare
                                      Title: Partner



                                 WARBURG, PINCUS VENTURES L.P.

                                 By:  Warburg Pincus Partners LLC, as General
                                      Partner

                                 By:  Warburg Pincus & Co., its Managing Member


                                 By:   /s/ Scott A. Arenare
                                      ------------------------  Date: 5/19/06
                                      Name:  Scott A. Arenare
                                      Title: Partner


                                 WARBURG PINCUS PARTNERS LLC

                                 By:  Warburg Pincus Partners LLC, as General
                                      Partner

                                 By:  Warburg Pincus & Co., its Managing Member


                                 By:   /s/ Scott A. Arenare
                                      ------------------------  Date: 5/19/06
                                      Name:  Scott A. Arenare
                                      Title: Partner


                                 WARBURG PINCUS LLC

                                 By:  Warburg Pincus Partners LLC, as General
                                      Partner

                                 By:  Warburg Pincus & Co., its Managing Member


                                 By:   /s/ Scott A. Arenare
                                      ------------------------  Date: 5/19/06
                                      Name:  Scott A. Arenare
                                      Title: Partner

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